UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2023

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(887)	585-1088
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

	N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

This report contains a copy of the submission to the Johannesburg Stock Exchange by MiX Telematics Limited announcing a no change statement, availability of Audited Annual Financial Statements for the full fiscal year 2023 and filing of Annual Report on Form 10-K. The submission is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - No change statement, availability of Audited Annual Financial Statements for the full fiscal year 2023 and filing of Annual Report on Form 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX TELEMATICS LIMITED

By: /s/ Paul Dell
Name: Paul Dell
Title: Chief Financial Officer

Date: June 22, 2023

Exhibit 99.1

MiX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX ISIN: ZAE000125316
NYSE share code: MIXT
LEI Code: 529900S6HHR7CK7BU646
(“the Company”)

NO CHANGE STATEMENT, AVAILABILITY OF AUDITED ANNUAL FINANCIAL STATEMENTS FOR THE FULL FISCAL YEAR 2023 AND FILING OF ANNUAL REPORT ON FORM 10-K

Shareholders are advised that the Company’s IFRS audited annual financial statements for the year ended March 31, 2023 (“IFRS AFS”) which sets out the key audit matters and the basis for the unmodified audit opinion, has been published and is available on the Company’s website: https://investor.mixtelematics.com/financials/annual-reports/default.aspx. The IFRS AFS contain no changes from the reviewed preliminary IFRS results for the full fiscal year 2023 which were published on May 25, 2023.

Shareholders are further advised that the Company’s annual report on Form 10-K containing the audited U.S. GAAP annual financial statements for the full fiscal year 2023 has been filed with the Securities and Exchange Commission (“SEC”) and is available on the Company’s website: https://investor.mixtelematics.com/financials/annual-reports/default.aspx and on the SEC Edgar website: www.sec.gov.

The Company’s proxy statement containing the notice of annual general meeting of the Company will be distributed to shareholders by no later than Friday, July 28, 2023. Shareholders are advised that the annual general meeting of shareholders of MiX Telematics will be held on Wednesday, September 6, 2023 at 2:30 p.m. (South African time), and not on Thursday, September 7, 2023 as previously disclosed in the reviewed preliminary IFRS results for the full fiscal year 2023 which were published on May 25, 2023. Further details relating to the annual general meeting will be available in the Company’s proxy statement.

June 22, 2023

JSE sponsor

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